Exhibit 10.4
INCENTIVE PLAN
OF
CARRIZO OIL & GAS, INC.
EMPLOYEE STOCK APPRECIATION RIGHTS AGREEMENT
(Officer)
THIS AGREEMENT (“Agreement”) is effective as of the ___ day of _____, 20___ (the “Grant Date”), by and between Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), and _____________ (the “Grantee”).
The Company has adopted the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective April 30, 2009 (as amended, modified or supplemented from time to time, the “Plan”), by this reference made a part hereof, for the benefit of eligible employees, directors and independent contractors of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.
Pursuant to the Plan, the Committee, which has generally been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the stock appreciation rights provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee’s personal interest in the continued success and progress of the Company.
The Company and Grantee therefore agree as follows:
1.Grant of SAR. Subject to the terms and conditions herein, the Company hereby awards to the Grantee, pursuant to the Plan, during the period commencing on ________, 20___ and expiring at 5 p.m. Houston, Texas time (“Close of Business”) on __________, 20___ (the “SAR Term”), subject to earlier termination pursuant to paragraph 5 below, a stock appreciation right with respect to the number of shares of Company Common Stock (“Common Stock”) set forth on Schedule 1 hereto (the “SAR Shares”) with an exercise price set forth on Schedule 1 (the “Exercise Price”). The Exercise Price and SAR Shares are subject to adjustment pursuant to paragraph 8 below. This stock appreciation right is hereinafter referred to as the “SAR.”
2.    Conditions of Exercise. The SAR is exercisable only in accordance with the conditions stated in this paragraph.
(a)    Except as otherwise provided in this subparagraph (a), the SAR may only be exercised to the extent the SAR has become available for exercise in accordance with the following schedule, provided, however, that the SAR shall not be exercisable unless the Committee has certified that [Describe Performance Condition] (the “Performance Condition”). If the Committee does not certify that the Performance Condition was achieved, all SARs awarded under this Agreement shall be forfeited.
Percentage of SAR
Date             Shares Available for Exercise

___________                 ____%
___________             ____%
___________             ____%
Notwithstanding the foregoing, subject to the provisions of the applicable written employment agreement between the Grantee and the Company or any Subsidiary, if any (the “Employment Agreement”), the SAR will not be exercisable with respect to any additional SAR Shares if Grantee has not remained in the continuous employment of the Company and its Subsidiaries through the applicable date. A change of employment is continuous employment within the meaning of this paragraph 2 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary.
(b)    To the extent the SAR becomes exercisable, the SAR may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the SAR Term or earlier termination thereof.
3.    Manner of Exercise. The SAR shall be considered exercised (as to the number of SAR Shares specified in the notice referred to in subparagraph (a) below) on the latest of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:
(a)    Written notice, in such form as the Committee may require, designating, among other things, the date of exercise and the number of SAR Shares with respect to which the SAR is to be exercised; and
(b)    Any other documentation that the Committee may reasonably require.
4.    Payment by the Company. As soon as practicable after receipt of all items referred to in paragraph 3, and subject to the withholding referred to in paragraph 9, the Company shall deliver to the Grantee an amount, in cash or shares of Common Stock or any combination thereof as determined by the Committee in its sole discretion, equal to the product of (i) the number of SAR Shares with respect to which the SAR was exercised and (ii) the difference between (A) the Fair Market Value per share of Common Stock on the date of exercise and (B) the Exercise Price.
5.    Termination of Employment. Unless otherwise determined by the Committee in its sole discretion, the SAR shall terminate, prior to the expiration of the SAR Term, at the time specified below:
(a)    If Grantee terminates employment with the Company and its Subsidiaries voluntarily without Good Reason (as defined in the Employment Agreement), then the SAR shall terminate at the Close of Business on the first business day following the expiration of the 90 day period which began on the date of termination of Grantee’s employment; or
(b)    If Grantee’s employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary for Cause (as defined in the Employment Agreement), then the SAR shall terminate immediately upon termination of Grantee’s employment.
In any event in which the SAR remains exercisable for a period of time following the date of termination of Grantee’s employment, the SAR may be exercised during such period of time only to the extent it is or becomes exercisable as provided in paragraph 2. Notwithstanding any period of time referenced in this paragraph 5 or any other provision of this paragraph that may be construed to the contrary, the SAR shall in any event terminate upon the expiration of the SAR Term.
6.    Nontransferability of SAR. During Grantee’s lifetime, the SAR is not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a “QDRO”), and, except as otherwise required pursuant to a QDRO, is exercisable only by the Grantee or Grantee’s court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the SAR shall pass upon Grantee’s death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit A or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee’s death, the SAR shall pass by will or the laws of descent and distribution. Following Grantee’s death, the SAR, if otherwise exercisable, may be exercised by the person to whom such SAR passes according to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

Notwithstanding the foregoing, the SAR is transferable by the Grantee to (i) the children or grandchildren of the Grantee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members (“Immediate Family Member Trusts”), or (iii) a partnership or partnerships in which such Immediate Family Members have at least ninety‑nine percent (99%) of the equity, profit and loss interests (“Immediate Family Member Partnerships”). Subsequent transfers of a transferred SAR shall be prohibited except by will or the laws of descent and distribution or pursuant to a QDRO, unless such transfers are made to the original Grantee or a person to whom the original Grantee could have made a transfer in the manner described herein. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, the SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term “Grantee” shall be deemed to refer to the transferee. The consequences of termination of employment shall continue to be applied with respect to the original Grantee, following which the SAR shall be exercisable by the transferee only to the extent and for the periods specified in the Plan and this Agreement.
7.    No Stockholder Rights. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates unless and until shares shall have been issued to Grantee by the Company pursuant to paragraph 4. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 15 of the Plan.
8.    Adjustments. As provided in Section 15 of the Plan, certain adjustments may be made to the SAR upon the occurrence of events or circumstances described in Section 15 of the Plan.
9.    Mandatory Withholding for Taxes. Grantee acknowledges and agrees that the Company shall deduct from the cash or shares of Common Stock otherwise payable or deliverable upon exercise of the SAR an amount of cash or number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee. In the event the Company, in its sole discretion, determines that the Grantee's tax obligations will not be satisfied under the methods otherwise expressly described above, the Grantee authorizes the Company or the Company's Stock Plan Administrator, currently UBS Financial Services Inc., to (i) sell a number of shares of Common Stock issued or outstanding pursuant to the Award, which number of shares of Common Stock the Company determines has at least the market value sufficient to meet the tax withholding obligations, plus additional shares of Common Stock to account for rounding and market fluctuations and (ii) pay such tax withholding to the Company. The shares of Common Stock may be sold as part of a block trade with other Participants such that all Participants receive an average price.
10.    Restrictions Imposed by Law. Without limiting the generality of Section 16 of the Plan, the Grantee agrees that Grantee will not exercise the SAR and that the Company will not be obligated to deliver any payment or shares of Common Stock, if counsel to the Company determines that such exercise, payment or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the SAR or the resulting payment or delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.
11.    Notice. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be (a) delivered personally to the following address:
Carrizo Oil & Gas, Inc.
500 Dallas Street, Suite 2300
Houston, Texas 77002
Attention: Human Resources
with a copy to:

Carrizo Oil & Gas, Inc.
500 Dallas Street, Suite 2300
Houston, Texas 77002
Attention: Law Department
or (b) sent by first class mail, postage prepaid and addressed as follows:
Carrizo Oil & Gas, Inc.
500 Dallas Street, Suite 2300
Houston, Texas 77002
Attention: Human Resources
with a copy to:
Carrizo Oil & Gas, Inc.
500 Dallas Street, Suite 2300
Houston, Texas 77002
Attention: Law Department
Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee’s address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.
12.    Amendment. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 6 of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,
(a)    this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company’s stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby without the Grantee’s consent, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and
(b)    subject to Section 6 of the Plan and any required approval of the Company’s stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the SAR to the extent then exercisable without the Grantee’s consent.
13.    Grantee Employment. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee’s employment at any time, with or without cause; subject, however, to the provisions of the Employment Agreement.
14.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas.

15.    Construction. References in this Agreement to “this Agreement” and the words “herein,” “hereof,” “hereunder” and similar terms include all exhibits and schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
16.    Duplicate Originals. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.
17.    Rules by Committee. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.
18.    Entire Agreement. Subject to the provisions of the Employment Agreement, Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the SAR and replaces and makes null and void any prior agreements, oral or written, between Grantee and the Company regarding the SAR. To the extent of any conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall control.
19.    Grantee Acceptance. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.
ATTEST:                        CARRIZO OIL & GAS, INC.
By:
Secretary                             S. P. Johnson, IV
President

ACCEPTED:

[Name]

Schedule 1 to Stock Appreciation Rights Agreement dated as of _________, 20___
Incentive Plan of Carrizo Oil & Gas, Inc.
Grantee:        [Employee Name]

Grant Date:    _______________

Exercise Price:    $________ per share

SAR Shares:	______ shares of Common Stock.

Exhibit A to Stock Appreciation Rights Agreement dated as of _____________
Incentive Plan of Carrizo Oil & Gas, Inc.
Designation of Beneficiary
I, ___________________________________________ (the “Grantee”), hereby declare that upon my death __________________________________________ (the “Beneficiary”) of
Name
_____________________________________________________________________________,
Street Address             City             State         Zip Code

who is my _________________________________________________, shall be entitled to the
Relationship to Grantee

SAR and all other rights accorded the Grantee by the above‑referenced agreement (the “Agreement”).
It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary’s survival of the Grantee’s death. If any such condition is not satisfied, such rights shall devolve according to the Grantee’s will or the laws of descent and distribution.
It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee’s death.

Date                            Grantee